Exhibit 10.1

AFTERSOFT GROUP, INC.
Second Floor, 9 Lower Bridge Street
Chester, UK CH1 1RS

December 31, 2009

Commonwealth Associates, LP
830 Third Avenue, 8th Floor
New York, NY 10022

Re:     Consulting Agreements

Gentlemen:

Reference is made to that certain Engagement Agreement dated July 23, 2009, between Aftersoft Group, Inc. (the “Company”) and Commonwealth Associates, LP (“Commonwealth”), pursuant to which the Company retained Commonwealth on an exclusive basis to provide certain financial advisory and investment banking services to the Company and its subsidiaries or affiliates, as described therein (the “2009 Agreement”), which, except as set forth in the 2009 Agreement, replaced that certain Consulting Agreement dated June 3, 2008 between the Company and Commonwealth (the “2008 Agreement,” and, together with the 2009 Agreement, the “Consulting Agreements”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreements, as applicable.

This letter agreement (this “Letter Agreement”) is to confirm the understanding between the Company and Commonwealth.  In consideration of the issuance by the Company to Commonwealth of warrants to purchase an aggregate of seven hundred thousand (700,000) shares of the Company’s common stock, $0.0001 par value per share, at an exercise price of $0.08 per share, for a period of five (5) year(s), substantially in the form of Exhibit A attached hereto (the “Warrants”), and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

1.
Commonwealth hereby surrenders its right to receive from the Company or any party any fees, compensation or remuneration, including, but not limited to, unpaid past and/or future monthly fees, M&A fees, success fees, and reimbursement of expenses, whether in cash, debt, equity or any other form, to which it may be entitled under the terms of the Consulting Agreements, including, but not limited to, in connection with any services that Commonwealth has provided or may provide under the terms of the Consulting Agreements, and any Transaction which has been or may be consummated by the Company in the future.  Commonwealth acknowledges and agrees that the Warrants constitute payment in full of any such fees, compensation or remuneration to which it is or may be entitled under the Consulting Agreements.

2.	The Consulting Agreements are hereby terminated, and the parties agree that no provisions of the Consulting Agreements shall survive this Letter Agreement.

1

3.
The Company represents and warrants to Commonwealth that this Letter Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

4.
Commonwealth represents and warrants the Company that this Letter Agreement has been duly authorized, executed and delivered by Commonwealth, and constitutes a legal, valid and binding obligation of Commonwealth enforceable against Commonwealth in accordance with its terms.

5.
THIS LETTER AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  ALL PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS, UNDERSTANDINGS, DISCUSSIONS, REPRESENTATIONS AND STATEMENTS ARE SUPERSEDED BY THIS LETTER AGREEMENT.

6.
This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws rules of such state. Any action, proceeding or claim against any of the parties hereto arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of the State of New York or the federal court for the Southern District of New York, and the parties hereto irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The parties agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

7.
This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Letter Agreement until a counterpart hereof has been executed by the Company and Commonwealth.  Facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals.

[Remainder of page intentionally left blank.]

2

Please evidence your agreement to each of the provisions of this Letter Agreement by executing a counterpart hereof where indicated and returning to Aftersoft Group, Inc.

Very truly yours,

AFTERSOFT GROUP, INC.

By:	/s/ Ian Warwick
Name: Ian Warwick
Title: Chief Executive Officer

Accepted as of the date first above written:

COMMONWEALTH ASSOCIATES, L.P.

By:	/s/ Robert A. O’Sullivan
Name: Robert A. O’Sullivan
Title: CEO & President

3

Exhibit A
[Forms of Warrants]

Form of Warrant
(with cashless exercise provision)

THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITY LAWS.  THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

AFTERSOFT GROUP, INC.

COMMON STOCK PURCHASE WARRANT

Original Issue Date:  December 31, 2009

Void After:  11:59 P.M., December 31, 2014

This Warrant is Issued to

[_______________________]

(hereinafter called the “Holder,” which term shall include the Holder’s legal representatives, heirs, successors and assigns) by Aftersoft Group, Inc., a Delaware corporation (hereinafter referred to as the “Company”).  This Warrant may be transferred by the Holder only in accordance with the provisions of Section 12.

1.           Exercise of Warrant.  For value received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at any time on or after December 31, 2009 and on or prior to December 31, 2014 (the “Exercise Date”) (with the subscription form annexed hereto (the “Subscription Form”) duly executed) at the office of the Company c/o Gersten Savage LLP, 600 Lexington Avenue, 9th Floor, New York, New York 10022, or such other office in the United States of which the Company shall notify the Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time, the “Exercise Price”), [________] shares (the “Warrant Shares”) (as adjusted from time to time) of the Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”).  The initial Exercise Price shall be $0.08 per share.

2.           Issuance of Stock Certificates.  As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the shares purchased hereunder, in certificates of such denominations and in such names as the Holder may specify.

3.           Payment of Exercise Price.  Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of immediately available funds to a bank account designated by the Company.

4.           Cashless Exercise.  The Holder may notify the Company in a Subscription Form of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the volume weighted average of the closing prices for the five trading days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

5.           Limitation on Exercise.  Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

6.           Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

6.1         Manner of Adjustment.

(a)           Stock Dividends, Distributions or Subdivisions.  In the event the Company shall issue shares of Common Stock in a stock dividend, stock distribution or subdivision, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately increased.

(b)           Combinations or Consolidations.  In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately decreased.

(c)           Adjustment for Reclassification, Exchange or Substitution.  In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 6.1(a), 6.1(b) or 6.1(d)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(d)           Adjustment for Merger, Consolidation or Sale of Assets.  In the event that the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions set forth in this Section 6 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 6 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

6.2         Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

6.3         Closing of Books.  The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely and proper issuance of such shares.

7.           Covenants of the Company.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights.  All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

8.           No Rights as Shareholder Until Exercise.  This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Subscription Form duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid.

9.           No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise.  A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

10.         Addresses for Notices.  All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

If to the Holder, to the Holder’s address as shown on the books of the Company; or

If to the Company, to the address set forth on the first page of this Warrant.

11.         Substitution.  In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

12.         Transfer Restrictions.  This Warrant shall be freely transferable by the Holder, and may be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise).

13.         Taxes.  The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of the Warrant or acquiring, holding or disposing of the Common Stock, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder’s tax advisers.

14.         Remedies.  Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.         Governing Law.  This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to its principles of conflicts of laws.

16.         Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Warrant to be executed this 31st day of December, 2009.

AFTERSOFT GROUP, INC.

By:
Name:
Title:

Form of Warrant
(without cashless exercise provision)

THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITY LAWS.  THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

AFTERSOFT GROUP, INC.

COMMON STOCK PURCHASE WARRANT

Original Issue Date:  December 31, 2009
Void After:  11:59 P.M., December 31, 2014

This Warrant is Issued to
[_______________________]

(hereinafter called the “Holder,” which term shall include the Holder’s legal representatives, heirs, successors and assigns) by Aftersoft Group, Inc., a Delaware corporation (hereinafter referred to as the “Company”).  This Warrant may be transferred by the Holder only in accordance with the provisions of Section 12.

1.           Exercise of Warrant.  For value received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at any time on or after December 31, 2009 and on or prior to December 31, 2014 (the “Exercise Date”) (with the subscription form annexed hereto (the “Subscription Form”) duly executed) at the office of the Company c/o Gersten Savage LLP, 600 Lexington Avenue, 9th Floor, New York, New York 10022, or such other office in the United States of which the Company shall notify the Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time, the “Exercise Price”), [________] shares (the “Warrant Shares”) (as adjusted from time to time) of the Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”).  The initial Exercise Price shall be $0.08 per share.

2.           Issuance of Stock Certificates.  As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the shares purchased hereunder, in certificates of such denominations and in such names as the Holder may specify.

3.           Payment of Exercise Price.  Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of immediately available funds to a bank account designated by the Company.

4.           [Reserved.]

5.           Limitation on Exercise.  Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

6.           Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

6.1         Manner of Adjustment.

(a)           Stock Dividends, Distributions or Subdivisions.  In the event the Company shall issue shares of Common Stock in a stock dividend, stock distribution or subdivision, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately increased.

(b)           Combinations or Consolidations.  In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately decreased.

(c)           Adjustment for Reclassification, Exchange or Substitution.  In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 6.1(a), 6.1(b) or 6.1(d)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(d)           Adjustment for Merger, Consolidation or Sale of Assets.  In the event that the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions set forth in this Section 6 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 6 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

6.2         Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

6.3         Closing of Books.  The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely and proper issuance of such shares.

7.           Covenants of the Company.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights.  All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

8.           No Rights as Shareholder Until Exercise.  This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Subscription Form duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid.

9.           No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise.  A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

10.         Addresses for Notices.  All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

If to the Holder, to the Holder’s address as shown on the books of the Company; or

If to the Company, to the address set forth on the first page of this Warrant.

11.           Substitution.  In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

12.           Transfer Restrictions.  This Warrant shall be freely transferable by the Holder, and may be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise).

13.           Taxes.  The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of the Warrant or acquiring, holding or disposing of the Common Stock, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder’s tax advisers.

14.           Remedies.  Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to its principles of conflicts of laws.

16.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Warrant to be executed this 31st day of December, 2009.

AFTERSOFT GROUP, INC.

By:
Name:
Title: